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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 1, 2002

                                 Razorfish, Inc.
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             (Exact name of Registrant as Specified in its Charter)


     Delaware                      000-25847                    13-3804503
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  (State or other          (Commission File Number)         (I.R.S. Employer
  Jurisdiction of                                          Identification No.)
  Incorporation)

                   107 Grand Street, New York, New York 10013
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              (Address of Principal Executive Officers) (Zip Code)


                                 (212) 966-5960
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              (Registrant's telephone number, including area code)


                                 Not Applicable

          (former name or former address, if changed since last report

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Item 4. Changes in Registrant's Certifying Accountant.

Effective July 1, 2002, Razorfish, Inc. (the "Company") dismissed Arthur Andersen LLP, ("Arthur Andersen") as the Company's independent public accountants.

The reports of Arthur Andersen on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to dismiss Arthur Andersen was recommended and approved by the Board of Directors of the Company and its Audit Committee.

During the years ended December 31, 2001 and 2000 and through July 1, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years; additionally, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached, as Exhibit 16.1 is a copy of Arthur Andersen's letter dated July 1, 2002 stating that it has found no basis for disagreement with such statements.

Item 7. Financial statements, pro forma financial information and exhibits.

(C) Exhibits

16.1. Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated July 1, 2002.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RAZORFISH, INC.



                                                  /s/ John J. Roberts
                                                  -----------------------
                                                  John J. Roberts
                                                  Chief Financial Officer

July 9, 2002


                                Index to Exhibit

16.1     Letter from Arthur Andersen LLP, dated July 1, 2002

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